SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                                 CURRENT REPORT
                           ON FORM 8-K



             Pursuant to Section 13 or 15(d) of the
               Securities and Exchange Act of 1934



Date of Report :  October 31, 1996
                 -----------------

(Date of earliest event reported) :     (October 4, 1996 )
                                        ------------------



                         MANAGEMENT TECHNOLOGIES, INC.
                         -----------------------------

             (Exact name of Registrant as specified in its Charter)


                                    NEW YORK
                                    --------

                 (State or other jurisdiction of incorporation)


     0-17206                              13-3029797
---------------------               ----------------
Commission File No.                 I.R.S. Employer Identification


630 Third Avenue, New York, NY        10017
------------------------------     --------

Address of principal                         Zip Code
executive offices


      (212) 557-0022
--------------------

Registrant's telephone number,
including area code
ITEM 5.  OTHER EVENTS


     Between October 4, and October 7, 1996, the Registrant ("Management Technologies, Inc." or "the Company") placed $3,050,000 of its Series Z 9% convertible debenture (the "Series Z Debenture"), maturing August 31, 1997, with various parties, pursuant to a resolution of the Company's Board of Directors. The Series Z Debenture amounts placed and subscribers are as follows:
                 FT Trading Company                                  $100,000
                 UFH Endowment Ltd.                                  $300,000
                 Asia Equities, Inc.                                 $100,000
                 Michael Pollack                                      $50,000
                 Passy Holding                                       $200,000
                 Avron Finanz                                        $450,000
                 Guarantee & Financing Corp.                         $100,000
                 Albert Yanni                                        $200,000
                 Eli Gutnick                                         $100,000
                 Anthony Friedman                                    $100,000
                 Lampton, Inc.                                       $200,000
                 Mifal Klita                                         $550,000
                 Lily Katz                                           $150,000
                 Gesher Trading Ltd.                                 $100,000
                 Emes Foundation                                     $100,000
                 UFH Endowment Ltd.                                  $150,000
                 Michael Pollack                                      $50,000
                 Equivest Premier Holdings, Inc.                      $50,000


The Series Z Debenture is convertible at the lower of (i) 85% of the average closing bid for the market price of the Company's stock as traded on the Over-the-Counter market for a five (5) consecutive business days immediately preceding the closing date of the debenture or (ii) 70 % of the average closing bid for the market price of the Company's stock as traded on the Over-the-Counter market for a five (5) consecutive business days immediately preceding the conversion date.
     In addition, the Company agreed to pay a commission equal to 10% of the gross proceeds to Select Capital Advisors, Inc. as compensation for arranging the placement of its Series Z Debenture. Select Capital Advisors, Inc. is not an affiliate of the Company.

ITEM 7.  EXHIBITS
10.216         Form of  Series Z Convertible  Debenture
10.217         Form of  Offshore Securities Subscription Agreement


                                   SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MANAGEMENT TECHNOLOGIES, INC.
                              -----------------------------

                              (Registrant)


                              /s/ Peter Morris
                                  -----------------------------------

                              Peter Morris
                              President & Chief Operating Officer
Dated:    New York, New York
          October 31, 1996